                                                                    Exhibit 10.7


                             ECO SOIL SYSTEMS, INC.

              AMENDED SENIOR SUBORDINATED NOTE DUE JANUARY 28, 2002

PPN #278858  A A  3
R-6                                                           New York, New York
$659,396                                                           July 28, 2000


                  ECO SOIL SYSTEMS, INC., a Nebraska corporation (the "Company"), for value received, hereby promises to pay to PARIBAS CAPITAL FUNDING LLC, or registered assigns, the principal amount of $659,396 on January 28, 2002, with interest (computed on the basis of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 14.00% per annum from the date hereof until such unpaid balance shall become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and premium, if any, and (to the extent permitted by applicable law) on any overdue interest, at the rate of 16.00% per annum until paid, payable monthly as aforesaid or, at the option of the holder hereof, on demand. The principal of and interest on this Note shall be paid in eighteen equal payments of $40,827 each, payable on the 28th day of each month after the date hereof, commencing August 28, 2000. Payments on this Note shall be made in lawful money of the United States of America at the principal office of The Chase Manhattan Bank, N.A., in the Borough of Manhattan, the City and State of New York, or at such other office or agency in such Borough as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Warrant Purchase Agreements referred to below.

                  This Note is one of the Company's Amended Senior Subordinated Notes due January 28, 2002 (the "Notes"), originally issued in the aggregate principal amount of $15,000,000 on August 25, 1998, amended on June 30, 1999, and further amended on July 28, 2000, pursuant to the Note and Warrant Purchase Agreements, each originally dated as of August 25, 1998, as amended by letter agreements dated March 31, 1999, June 30, 1999, November 12, 1999, December 21, 1999, January 21, 2000, April 6, 2000 and July 28, 2000, and as from time to time further amended, between the Company and certain institutional investors named therein. The holder of this Note is entitled to the benefits of such Note and Warrant Purchase Agreements, as from time to time amended, and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

                  This Note is a registered Note and is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the holder hereof or such holder's attorney duly authorized in writing. Reference in this Note to a "holder" shall mean the person in whose name this Note is at the time registered on the register kept by the Company as provided in such Note and Warrant Purchase Agreements and the Company may treat such person as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                   The holder of this Note is entitled to the benefits of a certain Guaranty Agreement, originally dated as of August 25, 1998, by AGRICULTURAL SUPPLY, INC., ECO TURF PRODUCTS, INC., MITIGATION SERVICES, INC., TURF ACQUISITION SUB., INC., TURF SPECIALTY, INC., and YUMA ACQUISITION SUB., INC., each a Delaware subsidiary of the Company, and by ASPEN CONSULTING COMPANIES, INC., a Colorado subsidiary of the Company, and BENHAM CHEMICAL CORPORATION, a Michigan subsidiary of the Company; and the Amended and Restated Guaranty Agreement, dated as of June 30, 1999, by AGRICULTURAL SUPPLY, INC., MITIGATION SERVICES, INC., TURF PARTNERS, INC., and YUMA ACQUISITION SUB., INC., each a Delaware subsidiary of the Company, and by ASPEN CONSULTING COMPANIES, INC., a Colorado subsidiary of the Company.

                  The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Superior Debt (as defined in such Note and Warrant Purchase Agreements) pursuant to, and to the extent provided in, such Note and Warrant Purchase Agreements.

                  The Notes are under certain circumstances subject to required and optional prepayment, in whole or in part, all as specified in such Note and Warrant Purchase Agreements.

                  In case an Event of Default, as defined in such Note and Warrant Purchase Agreements, shall occur and be continuing, the unpaid balance of the principal of this Note


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


may become due and payable in the manner and with the effect provided in such Note and Warrant Purchase Agreements.

                  This Note is made and delivered in New York, New York, and shall be governed by the laws of the State of New York.

                                          ECO SOIL SYSTEMS, INC.


                                          By: /s/ Dennis N. Sentz
                                             -------------------------------
                                             Name:  Dennis N. Sentz
                                             Title: CFO


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


                             CERTIFICATE OF GUARANTY
                                       OF
                            AGRICULTURAL SUPPLY, INC.
                        ASPEN CONSULTING COMPANIES, INC.
                            MITIGATION SERVICES, INC.
                               TURF PARTNERS, INC.
                                       and
                             YUMA ACQUISITION, INC.


                                                             Dated:       , 2000


                  AGRICULTURAL SUPPLY, INC., MITIGATION SERVICES, INC., TURF PARTNERS, INC. and YUMA ACQUISITION, INC. each a Delaware corporation, and ASPEN CONSULTING COMPANIES, INC., a Colorado corporation (the "Guarantors"), for valuable consideration, hereby jointly and severally, irrevocably and unconditionally guarantee the due and punctual payment of the principal of and premium, if any, and interest on, and any other amounts due under, the Amended Senior Subordinated Note due July 28, 2002 (the "Note") of ECO SOIL SYSTEMS, INC., a Nebraska corporation (the "Company"), to which this Certificate of Guaranty is attached, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise), in accordance with the terms of, and subject to the limitations set forth in the Amended Guaranty Agreement, dated as of June 30, 1999, of the Guarantors. This guaranty is an absolute, present and continuing guaranty of payment and not of collectibility, and if the Company shall fail to pay punctually any payment required to be made by it in respect of the Note, each Guarantor agrees immediately to pay the same to the holder of the Note and in any event prior to the date on which such failure shall constitute an Event of Default as defined in the Note and Warrant Purchase Agreements, dated as of August 25, 1998, as amended by letter agreements dated March 31, 1999, June 30, 1999, November 12, 1999, December 21, 1999, January 21, 2000, April 6, 2000 and
July 28, 2000, between the Company and the institutional investors named therein, without demand, presentment, protest or notice of any kind, all of which are unconditionally waived by the Guarantors.

                  The holder of the Note is entitled to the benefits of the Note and Warrant Purchase Agreements referred to above.


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


                                                     AGRICULTURAL SUPPLY, INC.


                                                     By: /s/ William B. Adams
                                                        ------------------------
                                                        Title: Chairman/CEO

                                                     ASPEN CONSULTING COMPANIES,
                                                     INC.


                                                     By: /s/ William B. Adams
                                                        ------------------------
                                                        Title: Chairman/CEO

                                                     MITIGATION SERVICES, INC.


                                                     By: /s/ William B. Adams
                                                        ------------------------
                                                        Title: Chairman/CEO

                                                     TURF PARTNERS, INC.


                                                     By: /s/ William B. Adams
                                                        ------------------------
                                                        Title: Chairman/CEO

                                                     YUMA ACQUISITION SUB, INC.


                                                     By: /s/ William B. Adams
                                                        ------------------------
                                                        Title: Chairman/CEO



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